PGi Announces Preliminary Fourth Quarter 2013 Results; Reiterates 2014 Outlook

PGi to Release Final Fourth Quarter and Full Year 2013 Results on Thursday, February 20, 2014

ATLANTA, Jan. 29, 2014 /PRNewswire/ -- Premiere Global Services, Inc. (NYSE: PGI), a leading global provider of collaboration software and services for over 20 years, today announced preliminary results for the fourth quarter ended December 31, 2013. Based upon its preliminary financial results, net revenues for the fourth quarter of 2013 are expected to be in the range of $134.5-$135.0 million and non-GAAP diluted EPS from continuing operations is expected to be approximately $0.20*. PGi exited the fourth quarter of 2013 with an annual revenue run-rate of over $37 million from its SaaS-based products. The financial results are subject to completion of PGi's financial and accounting closing and review procedures.

"PGi had a strong finish to 2013, with increased sales momentum of our award-winning collaboration software applications and accelerating progress toward the goal of transitioning our business to a higher-value SaaS model," said Boland T. Jones, PGi founder, chairman and CEO. "As a trusted, global leader in providing mission-critical collaboration software and services to businesses of all sizes and industries, we continue to be excited and optimistic about the near- and long-term future for PGi. We look forward to issuing our final 2013 earnings release and providing additional details on our fourth quarter results and our 2014 operating priorities during our earnings call next month."

Financial Outlook

The following statements are based on PGi's current expectations. These statements contain forward-looking statements and company estimates and anticipated results, and actual results may differ materially. PGi assumes no duty to update any forward-looking statements made in this press release.

Based on current business trends and current foreign currency exchange rates, and assuming no additional acquisitions, PGi continues to anticipate that results for 2014 will be within the financial outlook ranges it provided on December 3, 2013: net revenues from continuing operations are projected to be in the range of $560-$570 million and non-GAAP diluted EPS from continuing operations will be in the range of $0.85-$0.88*. PGi continues to anticipate that sales of its SaaS-based products will increase over 50% in 2014 compared to 2013 and will comprise in excess of 10% of its consolidated annual revenue run-rate by the end of 2014.

Fourth Quarter and Fiscal Year 2013 Earnings Call

The anticipated, unaudited financial results included in this press release are based on management's preliminary analysis of operations for the quarter ended December 31, 2013. Therefore, it is possible that actual results may differ materially from these estimates due to the completion of financial closing procedures, final adjustments and other developments that may arise prior to the time the actual results are finalized. PGi will issue a press release and discuss its final fourth quarter and full year results on Thursday, February 20, 2014, after the close of market. PGi will host a conference call that day at 5:00 p.m., Eastern Time. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (888) 271-8604 (U.S. and Canada) or (913) 312-0704 (International). The conference call will simultaneously be webcast. Please visit www.pgi.com for webcast details and conference call replay information, as well as the webcast archive and the text of the earnings release, including the financial and statistical information to be presented during the call.

* Non-GAAP Financial Measures

The company's non-GAAP diluted earnings per share (EPS) from continuing operations projections exclude equity-based compensation, amortization expenses, non-recurring tax adjustments, restructuring costs, excise and sales tax expense and related interest, asset impairments, net legal settlements and related expenses and acquisition-related costs. Management uses this measure internally as a means of analyzing the company's current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations.

The preliminary estimate for the fourth quarter of 2013 non-GAAP diluted EPS from continuing operations included in this press release reflects the following information as previously disclosed on our third quarter 2013 earnings call held on October 30, 2013: restructuring costs in the range of $3-$4 million as part of PGi's ongoing efforts to streamline and optimize its expense structure and additional acquisition-related costs incurred as PGi executes on the integration plans associated with its recently announced acquisitions. A reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure will be included in the company's final fourth quarter and year-end earnings release on February 20, 2014.

About Premiere Global Services, Inc., | PGi
PGi has been a leading global provider of collaboration software and services for over 20 years. PGi's cloud-based software applications let business users connect, collaborate and share ideas and information from their desktop, tablet or smartphone, enabling greater productivity in the office or on the go. PGi has a global presence in 25 countries, and its award-winning solutions provide a collaborative advantage to over 45,000 enterprise customers, including 75% of the Fortune 100™. In the last five years, PGi has hosted more than 1.1 billion people from 137 countries in over 250 million virtual meetings. For more information, visit PGi at www.pgi.com.

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. The forward-looking statements include, but are not limited to, any statement regarding any of PGi's preliminary fourth quarter and full year 2013 financial results or performance as well as anticipated performance in 2014. Such forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in PGi's forward-looking statements, including, but not limited to, the following factors: finalization of financial and operating results for the fourth quarter of 2013 and the audit of full year 2013 results by our independent registered public accounting firm; competitive pressures, including pricing pressures; technological changes and the development of alternatives to our services; market acceptance of our cloud-based, virtual meeting solutions, including our iMeet® and GlobalMeet® solutions; our ability to attract new customers and to retain and further penetrate our existing customers; our ability to establish and maintain strategic reseller relationships; risks associated with challenging global economic conditions; price increases from our telecommunications service providers; service interruptions and network downtime; technological obsolescence and our ability to upgrade our equipment or increase our network capacity; concerns regarding the security and privacy of our customers' confidential information; future write-downs of goodwill or other intangible assets; greater than anticipated tax and regulatory liabilities; restructuring and cost reduction initiatives and the market reaction thereto; our level of indebtedness; risks associated with acquisitions and divestitures; indemnification claims from the sale of our PGiSend business; our ability to protect our intellectual property rights, including possible adverse results of litigation or infringement claims; regulatory or legislative changes, including further government regulations applicable to traditional telecommunications service providers and data privacy; risks associated with international operations and market expansion, including fluctuations in foreign currency exchange rates; and other factors described from time to time in our press releases, reports and other filings with the Securities and Exchange Commission, including but not limited to the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2012. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We do not undertake any obligation to update or to release publicly any revisions to forward-looking statements contained in this press release to reflect events or circumstances occurring after the date of this press release or the date of the statement, if a different date, or to reflect the occurrence of unanticipated events.

Media and Investor Contact:
Sean O'Brien
(404) 262-8462
sean.obrien@pgi.com

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